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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
NBTY, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
for
April 26, 2004
Annual Meeting of Stockholders
of NBTY, Inc.

NBTY, Inc.
90 Orville Drive
Bohemia, New York 11716

March 26, 2004

Dear Stockholder:

             You are cordially invited to attend the 2004 Annual Meeting of Stockholders of NBTY, Inc. to be held on April 26, 2004, at 10:00 A.M., local time, at 2100 Smithtown Avenue, Ronkonkoma, New York. On the following pages, you will find information about the meeting, together with a Proxy Statement.

             At the meeting, management will review NBTY's operations, discuss the financial statements for the fiscal year ended September 30, 2003, and report on our results of operations for the six month period ended March 31, 2004, as well as our plans for the future. A question and answer session for stockholders will follow.

             Your vote is important to us. If you cannot be with us in person, please be sure to vote your shares by proxy. This may be accomplished by: (i) signing and dating the enclosed proxy card and returning it in the postage-paid return envelope; (ii) voting your shares over the Internet; or (iii) voting your shares by telephone. Your prompt return of the proxy card or vote over the Internet or by telephone will help us avoid additional solicitation costs. If you send in the proxy card and attend the Annual Meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the Annual Meeting and vote your shares in person. Instructions for voting over the Internet or by telephone accompany the Proxy Statement.

Sincerely,

Scott Rudolph, Chairman of the Board and Chief Executive Officer

NBTY, INC.

90 Orville Drive, Bohemia, New York 11716

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

SUMMARY OF PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

        Notice is hereby given that the 2004 Annual Meeting of Stockholders of NBTY, Inc. (the "Company") will be held at 2100 Smithtown Avenue, Ronkonkoma, New York 11779 on April 26, 2004, at 10:00 A.M., local time, for the purpose of considering and taking action on the following:

  (1)
  to re-elect each of Arthur Rudolph, Glenn Cohen, Michael L. Ashner and Michael C. Slade as a Class III member of the Board of Directors, to serve until the 2007 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

  (2)
  to ratify the Board of Directors' appointment of Deloitte & Touche LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2004; and

  (3)
  to transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders who were owners of shares of NBTY, Inc. common stock at the close of business on March 22, 2004 (the "Record Date") may attend and vote at the 2004 Annual Meeting or may vote by proxy (i) by signing and dating the enclosed proxy card and returning it to the Company; (ii) on the Internet; or (iii) by telephone.

        This summary is qualified in its entirety by the detailed information contained within the enclosed Proxy Statement.

        We look forward to seeing you at the 2004 Annual Meeting.

Cordially,

Scott Rudolph, Chairman of the Board and Chief Executive Officer

Bohemia, New York
March 26, 2004

NBTY, INC.
90 Orville Drive, Bohemia, New York 11716

PROXY STATEMENT
FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING THE SOLICITATION

             The Proxy Statement and enclosed Proxy Card are being furnished to all holders as of March 22, 2004 (the "Record Date") of the common stock, par value $.008 per share (the "Common Stock"), of NBTY, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company for use at the 2004 Annual Meeting of Stockholders to be held on April 26, 2004, and at any adjournments thereof (the "Meeting"). The persons named as proxies on the Proxy Card were selected by the Board of Directors of the Company.

             The Company anticipates first sending this Proxy Statement and the enclosed Proxy Card to its stockholders on or about March 26, 2004. The Company's Annual Report to Stockholders, which includes financial statements for the fiscal year ended September 30, 2003 (the "2003 Fiscal Year"), is being mailed together with this Proxy Statement to stockholders entitled to vote at the Meeting. The Annual Report is not to be regarded as proxy soliciting material.

             The enclosed Proxy Card provides that each stockholder may specify that his or her shares (i) be voted "FOR" the election of the named nominees to the Company's Board of Directors with provision to "WITHHOLD AUTHORITY" as to all nominees or any individual nominee or nominees; and (ii) be voted "FOR", "AGAINST" or "ABSTAIN" from voting with respect to the Board of Directors' appointment of Deloitte & Touche LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2004. Except with respect to broker "non-votes", where a signed Proxy Card is returned but no choice is specified, the shares will be voted "FOR" the election of each named nominee to the Company's Board of Directors and "FOR" the ratification of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending September 30, 2004. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

             Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, an abstaining vote or a broker "non-vote" is deemed to be "present" for quorum purposes but is not deemed to be a "vote cast" at the Meeting. As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of Directors, which requires approval of a plurality of the votes cast at the Meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors, up to the maximum number of Directors to be chosen at the Meeting. Consequently, any shares not voted (whether by abstention, withholding authority or broker "non-vote") have no impact in the election of Directors.

             Abstentions and broker "non-votes" will have the same effect as votes "AGAINST" the ratification of the Board of Directors' appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending September 30, 2004. Approval of this appointment requires a majority vote "FOR" the proposal by the holders of shares of Common Stock present, in person or represented by proxy, at the Meeting (at which a quorum is present). Shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order for a quorum to be present.

             All shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on those proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or prior to taking of the vote at the Meeting, a written notice of revocation or a duly executed Proxy Card, in either case dated later than the prior proxy relating to the same shares, or (ii) by attending the Meeting and voting in person (although attendance at the Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent Proxy Card should be sent to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, or hand-delivered to the Secretary, at or before the taking of the vote at the Meeting. Instructions for voting on the Internet or by telephone may be found in the Proxy Voting Instructions accompanying the Proxy Card. Except as set forth above, if no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

             If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named in the enclosed Proxy Card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the Proxy Card would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Meeting or that the Meeting will be adjourned.

             The Company has fixed the close of business on March 22, 2004 as the Record Date for determining the holders of its Common Stock who will be entitled to notice of and to vote at the Meeting. On March 22, 2004, the Company had issued and outstanding approximately 66,734,498 shares of its Common Stock, which were the only outstanding shares of the capital stock of the Company. Holders of Common Stock are entitled to one vote for each share owned of record.

PROPOSAL 1.

ELECTION OF DIRECTORS

             The Company's Amended and Restated By-Laws provide that the members of the Board of Directors of the Company shall be divided into three classes and that the number of Directors constituting the Board of Directors shall from time to time be fixed and determined by a vote of a majority of the Company's entire Board of Directors serving at the time of such vote. As of the date of this Proxy Statement, the Board of Directors is comprised of eleven members, with Class I Directors consisting of three members, Class II Directors consisting of four members, and Class III Directors consisting of four members, each of whom shall serve until the end of each respective three-year term, or until their successors are duly elected and qualified. The Board of Directors has nominated each of Arthur Rudolph, Glenn Cohen, Michael L. Ashner and Michael C. Slade for re-election as a Class III Director.

             Stockholders of the Company do not have cumulative voting rights with respect to the election of Directors. It is the intention of the persons named in the enclosed Proxy Card to vote such proxy "FOR" the election of the named nominees for Class III directorships unless authorization is withheld on the Proxy Card. Should any nominee be unable or unwilling to serve as a Director, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Director Nominees

             The following table provides information as of March 26, 2004 with respect to each of the Company's Director nominees.

Name and year first became a Director of the Company	Age	Principal Occupation during the past Five Years
CLASS III—Terms Expiring at the 2004 Annual Meeting of Stockholders
Arthur Rudolph 1971	76
		Founded Arco Pharmaceuticals, Inc., the Company's predecessor, in 1960 and founded the Company in 1971. He served as the Company's Chief Executive Officer and Chairman of the Board of Directors until his resignation in September 1993. He is the father of Scott Rudolph. He has been a consultant to the Company since 1997.
Glenn Cohen 1988	44	President of Save-on Sprinkler Co., a sprinkler company.
		(table continued on next page)

		(table continued from prior page)
Michael L. Ashner 1988	51
		President and Chief Executive Officer of Winthrop Financial Associates, a privately held real estate investment banking firm, since 1995. Mr. Ashner is also President and Chief Executive Officer of First Union Real Estate Equity and Mortgage Investments, as well as Shelbourne Properties I, Shelbourne Properties II and Shelbourne Properties III (collectively "Shelbourne"). Mr. Ashner serves on the Board of Directors of Shelbourne and Greate Bay Hotel and Casino, Inc.
Michael C. Slade 1988	54
		Senior Vice President and Secretary of the Company. He was the President and an owner of Nutrition Headquarters Corp. and Nutro Laboratories, Inc. before their acquisition by the Company in 1998. He is a member of the Board of Trustees of North Shore—LIJ Health System. He is also a member of the Board of Trustees of North Shore—LIJ Research Institute.

Information as to Directors Continuing in Office

             The following table provides information as of March 26, 2004 with respect to each of the Company's Directors whose terms expire subsequent to the Meeting.

Name and year first became a Director of the Company	Age	Principal Occupation during the past Five Years
CLASS I—Terms Expiring at the 2006 Annual Meeting of Stockholders
Aram G. Garabedian 1971	68
		Elected a State Senator of the State of Rhode Island in 2000 and had been a representative in that State's legislature from 1972 through 1978, and 1998 through 2000. Since 1986, he has been a real estate property manager and developer in Rhode Island and is the President of Bliss Properties, Inc. He was associated with the Company and its predecessor, Arco Pharmaceuticals, Inc., for 20 years in a sales capacity and as an officer.
Bernard G. Owen 1971	75	Is retired, having been previously associated with Cafiero, Cuchel and Owen Insurance Agency, Pitkin, Owen Insurance Agency and Wood-HEW Travel Agency.
Alfred Sacks 1971	76	President of Al Sacks, Inc., an insurance consulting firm, for the past 41 years.
		(table continued on next page)

		(table continued from prior page)
CLASS II—Terms Expiring at the 2005 Annual Meeting of Stockholders
Scott Rudolph 1986	46
		The Chairman of the Board of Directors and Chief Executive Officer and a more than 5% stockholder of the Company. He served as the Chairman of the Board of Directors of Dowling College, Long Island, New York from 1997 through 2000, and is currently the Vice Chairman of the Dowling College Board. He joined the Company in 1986. He is the son of Arthur Rudolph.
Murray Daly 1971	76	Formerly a Vice President of J. P. Egan Office Equipment Co., he is a consultant to the office equipment industry.
Nathan Rosenblatt 1994	47
		President and Chief Executive Officer of Ashland Maintenance Corp., a commercial maintenance organization located in Long Island City, New York. Mr. Rosenblatt is also a director of First Union Management, Inc., a subsidiary of First Union Real Estate Equity and Mortgage Investments.
Peter J. White 2001	49
		President and Chief Executive Officer of I. J. White Corporation, a company based in Farmingdale, New York, engaged in the worldwide engineering and manufacturing of conveying systems for the food industry.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE CLASS III DIRECTORS, ARTHUR RUDOLPH, GLENN COHEN, MICHAEL L. ASHNER AND MICHAEL C. SLADE.

Independence of Board Members

             The Board of Directors reviews the independence of its members on an annual basis. No Director will be deemed to be independent unless the Board affirmatively determines that the Director in question has no material relationship with the Company, directly or as an officer, stockholder, member or partner of an organization that has a material relationship with the Company. The Board observes all criteria for independence established by the New York Stock Exchange (where the Company's Common Stock is listed for trading) and other applicable laws and regulations.

             In its annual review of Director independence, the Board considers all commercial, banking, consulting, legal, accounting, charitable or other business relationships any Director may have with the Company. As a result of its annual review, the Board has determined that all of the directors are independent, with the exception of Messrs. Arthur Rudolph, Scott Rudolph, Michael Slade and Glenn Cohen. Scott Rudolph and Michael Slade are not

independent because they are both executive officers of the Company. Arthur Rudolph is not independent because he is the father of Scott Rudolph and because of his consulting agreement with the Company (described in more detail below under "Compensation of Directors"). Glenn Cohen is not independent because during the 2003 Fiscal Year the Company's payments to Save-On Sprinkler Co., a company owned by Glenn Cohen, and Glenn-Scott Landscaping & Design, a company owned by Mr. Cohen's brother, were in excess of $100,000, a threshold established by the New York Stock Exchange for determination of independence.

Committees of the Board of Directors

             The Board of Directors has four standing committees: (i) an Audit Committee; (ii) a Compensation and Stock Option Committee; (iii) a Nominating/Corporate Governance Committee; and (iv) a Strategic Planning Committee.

             The Audit Committee is composed of Michael L. Ashner (Chairman), Nathan Rosenblatt, and Peter J. White. The Audit Committee is comprised entirely of independent Directors. The Audit Committee is charged with assisting the Board in its oversight of (i) the qualifications, independence and performance of the Company's independent accountants and the performance of the Company's internal auditors and internal audit function; (ii) the integrity of the Company's financial statements and the Company's financial reporting processes and systems of internal control; and (iii) the Company's compliance with legal and regulatory requirements. The Audit Committee provides an avenue of communication among management, the independent accountants, the internal auditors and the Board. In carrying out its responsibilities, the Audit Committee also meets with the independent auditors in executive session, without members of management present. The Audit Committee met five times during the 2003 Fiscal Year. The Audit Committee's written charter is posted on the Company's web site at www.nbty.com under the link "Corporate Governance".

             The Compensation and Stock Option Committee is composed of Nathan Rosenblatt (Chairman), Murray Daly and Alfred Sacks. The Compensation Committee is comprised entirely of independent Directors. The Compensation Committee is charged with assisting the Board in (i) developing and periodically reviewing compensation policies for the Company, including stock options, restricted stock and similar rewards, consistent with and linked to the Company's strategies; (ii) evaluating the performance of the Company's Chief Executive Officer ("CEO") and determining his compensation annually; (iii) recommending the compensation of the Company's other officers to the Board annually; (iv) reviewing management's recommendations on executive compensation policies and programs; (v) recommending to the Board the fees of outside directors; (vi) reviewing and approving new Company benefit plans and amendments to existing benefit plans; (vii) approving all equity-based compensation plans; and (viii) reviewing benefit plan administration. The Compensation Committee met once during the 2003 Fiscal Year. The Compensation Committee's report on executive compensation begins on page 16. The Compensation

Committee's written charter is posted on the Company's web site at www.nbty.com under the link "Corporate Governance".

             The Nominating/Corporate Governance Committee is composed of Peter J. White (Chairman), Murray Daly and Bernard G. Owen. The Nominating Committee is composed entirely of independent Directors. The Nominating Committee is charged with assisting the Board in (i) establishing criteria for Board membership; (ii) searching for and screening candidates to fill vacancies on the Board; (iii) recommending an appropriate slate of candidates for election each year; (iv) evaluating the performance of individual directors; (v) assessing the overall performance of the Board; (vi) considering issues regarding the composition and size of the Board; (vii) monitoring a process to assess board effectiveness; and (viii) developing and implementing the Company's Corporate Governance Guidelines. The Nominating Committee met once during the 2003 Fiscal Year. The Nominating Committee's written charter and the Company's Corporate Governance Guidelines are available on the Company's web site at www.nbty.com under the link "Corporate Governance".

             Nominees may be suggested by the Directors, by members of management, or by stockholders. The Company may also, in its discretion, engage a third party to assist in the search for Director candidates. Each of the nominees proposed for election at the Meeting is a currently serving Director.

             The Nominating/Corporate Goverance Committee will consider nominations for Board membership by stockholders. Stockholders wishing to nominate Director candidates for consideration may do so by writing to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, and providing the candidate's name, age, biographical data and qualifications. Recommendations by stockholders that are made in accordance with these procedures will be evaluated in the same manner as other candidates. In its assessment of any potential candidate, the Nominating/Corporate Governance Committee will review the nominee's judgment, experience, independence, understanding of the Company's industry and markets or related industries and markets, and any other factors that the Nominating/Corporate Governance Committee believes are pertinent in light of the current needs of the Board. In addition, the Nominating/Corporate Governance Committee will also take into account the requirements set forth in the Company's Corporate Governance Guidelines, as well as the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities.

             The Strategic Planning Committee is composed of Scott Rudolph (Chairman), Arthur Rudolph, Michael C. Slade and Aram G. Garabedian. The Strategic Planning Committee exercises the broad powers and authority granted to it under the Company's Amended and Restated By-Laws, including such prerogatives as evaluating potential acquisitions, exploring new marketing areas and assisting in the formulation of major policy objectives. The Strategic Planning Committee did not meet during the 2003 Fiscal Year.

             During the 2003 Fiscal Year, the Board convened four regular Board meetings. No special Board meetings were held. Each Director attended at least 75% of the Board meetings and the meetings of the Committees of which such Director was a member.

Compensation of Directors

             During the 2003 Fiscal Year, each Director (other than Scott Rudolph and Michael C. Slade, who are officers of the Company) earned an annual retainer of $40,000 for services rendered as Directors, for a total of $360,000. In addition, each non-management Director is entitled to reimbursement for out-of-pocket expenses to attend meetings. The Company does not offer a pension plan or other compensation to its non-officer Directors. Any Director who is an officer of the Company does not receive additional compensation for his services as a Director.

             Effective January 1, 1997, the Company entered into a consulting agreement with Rudolph Management Associates, Inc. for the services of Arthur Rudolph, a Director and founder of the Company. The agreement has been renewed for a successive one-year term, ending December 31, 2004. The agreement provides for a consulting fee in the annual amount of $450,000 for the period ending December 31, 2004, payable in monthly installments. Pursuant to the consulting agreement, Mr. Rudolph will receive certain fringe benefits accorded to other executives of the Company.

Communication with Directors

             Stockholders wishing to communicate with the Board of Directors may do so in one of four ways: in person at the Meeting, by mail, by telephone or via the Internet. Mail addressed to the Directors can be sent to: NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attn: Secretary, indicating it to be a correspondence to a particular member(s) of the Board or the Board in its entirety. All mail received will be opened and screened for security purposes. The mail will then be logged in, and all mail other than mail determined by the Company's chief legal officer to be trivial or obscene will be forwarded to the particular Director in question or to the Board of Directors in its entirety, as requested in the stockholder's correspondence in question. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Obscene items will not be forwarded.

             Stockholders wishing to communicate only with non-management Directors may do so by calling toll free at 1.866.850.8624 or via the Internet at www.reportit.net, in either case using the username "NBTY" and the password "holder". Copies of any such communication will be forwarded to each non-management Director.

             It is the Company's policy that all Directors attend annual meetings of stockholders. All Directors attended the 2003 Annual Meeting of Stockholders.

Principal Stockholders and Security Ownership of Management

             The following table sets forth the number of shares of Common Stock beneficially owned as of March 1, 2004 by (i) each Director of the Company; (ii) the executive officers named in the Summary Compensation Table set forth below; (iii) the Directors and executive officers as a group; (iv) each person or entity known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock; and (v) and the Company's Employees' Stock Ownership Plan.

Directors	Number of Shares Beneficially Owned(a)	Percent of Class(a)

Scott Rudolph(b)	8,561,929	12.3%
Arthur Rudolph(c)	360,392	*
Aram G. Garabedian	3,000	*
Bernard G. Owen(d)	30,000	*
Alfred Sacks	15,500	*
Murray Daly(e)	5,000	*
Glenn Cohen	—	—
Nathan Rosenblatt(f)	75,000	*
Michael L. Ashner	25,000	*
Michael C. Slade(g)	1,765,628	2.6%
Peter J. White(h)	400	*
Other Named Executive Officer
Harvey Kamil(i)	1,817,344	2.7%
William J. Shanahan(j)	152,000	*
James P. Flaherty	41,357	*
Directors and Executive Officers
All Directors and Executive Officers as a group (14 persons)	12,852,550	18.3%
Other
NBTY, Inc. Employees' Stock Ownership Plan(k)	2,911,476	4.4%

(a)
This column includes shares which directors, executive officers and certain other holders have the right to acquire within 60 days. Except as otherwise indicated, each person and entity has the sole voting and investment power with respect to the shares set forth in the table.
(b)
Includes options to purchase 2,810,000 shares of Common Stock which are presently exercisable.
(c)
Includes (i) 40,000 shares of Common Stock owned by Mr. Arthur Rudolph's wife, as to which Mr. Arthur Rudolph disclaims beneficial ownership, and (ii) options to purchase 60,000 shares of Common Stock which are presently exercisable.
(d)
Represents 30,000 shares of Common Stock held in a trust for the benefit of Mr. Owen's children.

(footnotes continued on next page)

  (footnotes continued from prior page)

(e)
Represents options to purchase 5,000 shares of Common Stock which are presently exercisable.
(f)
Represents options to purchase 30,000 shares of Common Stock which are presently exercisable and 45,000 shares owned by Mr. Rosenblatt's wife, as to which Mr. Rosenblatt disclaims beneficial ownership.
(g)
Includes (i) options to purchase 100,000 shares of Common Stock which are presently exercisable and (ii) 530,847 shares held in a trust for the benefit of Mr. Slade's wife, as to which Mr. Slade disclaims beneficial ownership.
(h)
Includes 200 shares of Common Stock owned by Mr. White's wife, as to which Mr. White disclaims beneficial ownership.
(i)
Includes options to purchase 525,000 shares of Common Stock which are presently exercisable.
(j)
Includes options to purchase 70,000 shares of Common Stock which are presently exercisable.
(k)
Mr. Arthur Rudolph is the Trustee for the NBTY, Inc. Employees' Stock Ownership Plan. For more information, see "Employees' Stock Ownership Plan", below.

EXECUTIVE COMPENSATION

Summary Compensation Table

             The following table sets forth information concerning total compensation earned or paid to the CEO and the four other most highly compensated executive officers of the Company who served in such capacities as of September 30, 2003 for services rendered to the Company during each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options (#)(1)	All Other Compensation ($)(2)
Scott Rudolph Chairman and Chief Executive Officer	2003 2002 2001	750,000 710,197 634,024	600,000 600,000 500,000	(3 (3 (3	) ) )	— — 500,000	8,963 6,428 6,748
Harvey Kamil President and Chief Financial Officer	2003 2002 2001	420,000 383,656 317,012	300,000 250,000 225,000	(3 (3 (3	) ) )	— — 125,000	9,589 6,440 6,741
Michael C. Slade Senior Vice President and Secretary	2003 2002 2001	341,994 322,692 306,346	90,000 70,000 50,000	(3 (3 (3	) ) )	— — 70,000	9,575 6,440 6,741
James P. Flaherty Senior Vice President— Marketing and Advertising	2003 2002 2001	228,365 212,692 194,519	65,000 65,000 75,000	(3 (3 (3	) ) )	— — —	9,589 3,740 4,841
William J. Shanahan Vice President— Information Systems	2003 2002 2001	191,972 181,711 171,981	75,000 75,000 75,000	(3 (3 (3	) ) )	— — —	9,589 6,428 6,748

(1)
All stock option grants were made pursuant to the NBTY, Inc. Year 2000 Incentive Stock Option Plan (the "2000 Plan"). As of the end of the 2003 Fiscal Year, no grants had been made under the NBTY, Inc. Year 2002 Stock Option Plan.
(2)
Represents amounts contributed by the Company to NBTY's 401(k) Savings Plan and the NBTY, Inc. Employees' Stock Ownership Plan on behalf of the executive officer in question.
(3)
Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported under the headings of "Salary" and "Bonus".

Option Grants in Last Fiscal Year

             The following table shows information concerning the number and the value at the end of the 2003 Fiscal Year of unexercised in-the-money options to purchase Common Stock granted to the executive officers named in the Summary Compensation Table. The Company did not grant any stock options to any of the executive officers named in the Summary Compensation Table during the 2003 Fiscal Year. The Company's stock option plans do not provide for the granting of stock appreciation rights.

Aggregated Option Exercises in the 2003 Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at 9/30/03 (#)	Value of Unexercised In-The-Money Options at 9/30/03 ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable(a)	Exercisable/ Unexercisable(b)
Scott Rudolph	—	—	2,810,000/0	49,273,850/0
Harvey Kamil	—	—	525,000/0	9,262,663/0
Michael C. Slade	—	—	100,000/0	1,775,941/0
James P. Flaherty	—	—	0/0	0/0
William J. Shanahan	—	—	70,000/0	1,251,390/0

(a)
The securities underlying the options are shares of Common Stock.
(b)
Based on the $23.35 closing price of Common Stock on September 30, 2003, less the exercise price payable for such Common Stock.

Employees' Stock Ownership Plan

             The Company has an Employees' Stock Ownership Plan (the "ESOP") pursuant to which the Company can elect to make contributions of cash and/or Common Stock to a related trust for the benefit of eligible associates.

             The ESOP provides as follows:

             Eligibility; Trustee. All associates of the Company, including officers, over the age of 20 1/2 and who have been employed by the Company for at least one year and completed at least 1,000 hours of employment are eligible to participate in the ESOP. Mr. Arthur Rudolph is the Trustee of the ESOP.

             Contributions. Contributions of either cash or Company Common Stock are made on a voluntary basis by the Company, as authorized and directed from time to time by the Board of Directors. There is no contribution required to be made by the Company in any one year. The ESOP is maintained on a calendar-year basis.

             There are no contributions required or permitted to be made by an associate of the Company. All contributions, if any, made by the Company in any plan year may not exceed

15% of the aggregate compensation of all participants during such plan year. Each eligible associate receives an account or share in the ESOP, and the cash and/or shares of stock contributed to the ESOP each year are credited to his or her account.

             Vesting. Once an associate is eligible, a portion of the stock in his or her account becomes "vested", as follows:

Number of Years Of Service	Percentage of Shares Vesting Each Year
Less than 5	0%
5 or more	100%

             Distribution; Voting. If an associate retires, is disabled, dies or his or her employment is otherwise terminated, that associate or that associate's estate will receive the vested portion of such associate's account.

             Each participant directs the Trustee as to the manner in which the Company's Common Stock represented by such participant's account is to be voted and as to the manner in which rights other than voting rights are to be exercised.

             Distribution is to be made only upon a participant's retirement, termination of employment, death or disability (as defined in the ESOP). All distributions are made only in shares of the Company's Common Stock.

             Distributions of shares of the Company's Common Stock are not taxable to a participant at the time of distribution. Instead, a participant is taxed at the time the participant sells such shares. If the distribution is a lump sum distribution, the amount of gain subject to tax is equal to the amount received upon the sale of the stock, less the amount contributed to the plan in exchange for such stock. Any unrealized appreciation inherent in the stock at the time of distribution will be taxed at long-term capital gains rates. Any subsequent appreciation in the stock will be capital gains, and will be long-term capital gains if the participant owns the stock for at least one year at the time of sale.

Employment Agreements

             Scott Rudolph Employment Agreement. The Company has entered into an employment agreement with Mr. Scott Rudolph (the "Rudolph Agreement"), superseding Mr. Scott Rudolph's prior employment agreement with the Company. The Rudolph Agreement was effective October 1, 2002. Pursuant to the Rudolph Agreement, Mr. Scott Rudolph currently serves as Chairman of the Board and Chief Executive Officer of the Company. The initial term of the Rudolph Agreement is five years, subject to automatic one-year extensions, unless either the Company or Mr. Rudolph provides specified notice to the contrary. Mr. Rudolph is required to devote to the Company substantially all of his working time, attention and efforts. Under the Rudolph Agreement, during the 2003 Fiscal Year Mr. Rudolph received a base salary of $750,000 and certain fringe benefits accorded to the other senior executives of

NBTY. Mr. Rudolph is also eligible to earn an annual bonus targeted at not less than 50% of his base salary, as determined by the Compensation and Stock Option Committee of the Board, taking into account the achievement by the Company of certain performance goals.

             Mr. Rudolph has the right to terminate the Rudolph Agreement in the event of a material breach by the Company or for other "good reason" (as defined in the Rudolph Agreement). In such event, or if the Company terminates Mr. Rudolph's employment without cause (as defined in the Rudolph Agreement), (i) Mr. Rudolph will be entitled to receive a lump sum amount equal to the greater of: (1) the base salary, automobile allowance and annual bonus (in the amount of 50% of his then base salary) that would be payable for the remaining term of the Rudolph Agreement had such termination not taken place, and (2) three times the sum of (x) his then base salary plus (y) the annual bonus Mr. Rudolph received in the year preceding such termination, (ii) all outstanding equity incentive awards (including stock options) will immediately vest and remain exercisable for a period of one year following the date of such termination (or, if earlier, until the end of the option term), and (iii) Mr. Rudolph would be entitled to receive a payment sufficient to offset the effects of any excise tax ("Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, if a Change of Control (as defined in the Rudolph Agreement) of the Company occurs after such termination of employment.

             Upon termination of Mr. Rudolph's employment with the Company, following a Change of Control of the Company, Mr. Rudolph would (i) be entitled to receive a lump sum amount equal to 2.99 times the average compensation received by Mr. Rudolph during the five years immediately preceding such termination, (ii) become vested in all outstanding equity incentive awards (including stock options), (iii) have the right to receive a cash payment equal to the "spread" on all outstanding stock options, and (iv) be entitled to a payment sufficient to offset the effects of any Excise Tax.

             During the term of the Rudolph Agreement (and, in the event Mr. Rudolph terminates his employment other than for good reason or the Company terminates Mr. Rudolph's employment for cause, for a period of one year beyond the expiration of the employment term), Mr. Rudolph will be subject to certain non-competition requirements.

             Harvey Kamil Employment Agreement. The Company has entered into an employment agreement with Mr. Harvey Kamil (the "Kamil Agreement"), superseding Mr. Kamil's prior employment agreement with the Company. The Kamil Agreement was effective October 1, 2002. Pursuant to the Kamil Agreement, Mr. Kamil currently serves as President and Chief Financial Officer of the Company. The initial term of the Kamil Agreement is five years, subject to automatic one-year extensions, unless either the Company or Mr. Kamil provides specified notice to the contrary. Mr. Kamil is required to devote to the Company substantially all of his working time, attention and efforts. Under the Kamil Agreement, during the 2003 Fiscal Year Mr. Kamil received a base salary of $420,000 and certain fringe benefits accorded to the other senior executives of NBTY. Mr. Kamil is also eligible to earn an annual bonus targeted at not less than 50% of his base salary, as determined by the Compensation and

Stock Option Committee of the Board, taking into account the achievement by the Company of certain performance goals.

             Mr. Kamil has the right to terminate the Kamil Agreement in the event of a material breach by the Company or for other "good reason" (as defined in the Kamil Agreement). In such event, or if the Company terminates Mr. Kamil's employment without cause (as defined in the Kamil Agreement), (i) Mr. Kamil will be entitled to receive a lump sum amount equal to the greater of: (1) the base salary, automobile allowance and annual bonus (in the amount of 50% of his then base salary) that would be payable for the remaining term of the Kamil Agreement had such termination not taken place, and (2) three times the sum of (x) his then base salary plus (y) the annual bonus Mr. Kamil received in the year preceding such termination, (ii) all outstanding equity incentive awards (including stock options) will immediately vest and remain exercisable for a period of one year following the date of such termination (or, if earlier, until the end of the option term), and (iii) Mr. Kamil would be entitled to receive a payment sufficient to offset the effects of any Excise Tax, if a Change of Control (as defined in the Kamil Agreement) of the Company occurs after such termination of employment.

             Upon termination of Mr. Kamil's employment with the Company, following a Change of Control of the Company, Mr. Kamil would (i) be entitled to receive a lump sum amount equal to 2.99 times the average compensation received by Mr. Kamil during the five years immediately preceding such termination, (ii) become vested in all outstanding equity incentive awards (including stock options), (iii) have the right to receive a cash payment equal to the "spread" on all outstanding stock options, and (iv) be entitled to a payment sufficient to offset the effects of any Excise Tax.

             During the term of the Kamil Agreement (and, in the event Mr. Kamil terminates his employment other than for good reason or the Company terminates Mr. Kamil's employment for cause, for a period of one year beyond the expiration of the employment term), Mr. Kamil will be subject to certain non-competition requirements.

             Holland & Barrett Agreements. Five members of Holland & Barrett's senior executive staff have service contracts, terminable by the Company upon twelve months' notice. The aggregate commitment for these salaries as of September 30, 2003 was approximately $1,080,000 per year.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Overview

             The Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee") is composed of Nathan Rosenblatt (Chairman), Murray Daly and Alfred Sacks. The Compensation Committee is comprised entirely of independent Directors. The Compensation Committee is charged with assisting the Board in (i) developing and periodically reviewing compensation policies for the Company, including stock options, restricted stock and similar rewards, consistent with and linked to the Company's strategies; (ii) evaluating the performance of the Company's Chief Executive Officer and determining his compensation annually; (iii) recommending the compensation of the Company's other officers to the Board annually; (iv) reviewing management's recommendations on executive compensation policies and programs; (v) recommending to the Board the fees of outside directors; (vi) reviewing and approving new Company benefit plans and amendments to existing benefit plans; (vii) approving all equity-based compensation plans; and (viii) reviewing benefit plan administration.

Executive Officer Compensation Policies

             Executive officers' overall compensation generally includes base salary, stock options, executive benefits, and if appropriate, a performance bonus. Factors considered have typically included the results of the performance review of each executive officer's performance and an evaluation of the significance of the executive's contribution to the Company. The overall compensation program has been designed to attract and retain experienced and well-qualified executive officers who will enhance the performance of the Company.

             The Compensation Committee believes that Company tenure and the level of responsibility undertaken by individual executives should be appropriately reflected in the establishment of base salary amounts. Additionally, the Compensation Committee believes that the performance-based bonus structure is of key importance. Accordingly, for officers in charge of sales divisions, a material portion of total bonus eligibility is tied to year-over-year improvement in financial and operational indicators measured at that divisional level. For officers in charge of corporate departments, bonuses are based in large part on improvements in the performance of that department. The Compensation Committee believes that these standards serve to align the interests of executives with those of stockholders.

             The Company has attempted to set the base salary of its officers to be competitive within the nutritional supplement industry. In addition, base salaries have reflected the Company's operating philosophy, strategic direction and cost-conscious orientation. The Company conducts performance reviews to determine and adjust each executive officer's base salary. During the past 10 years, stock options have generally been a component of officers' total compensation. Since stock options, when granted, are exercisable pursuant to the terms of the Company's stock option plans over a ten-year period, their ultimate value is dependent on the long-term appreciation of the Company's stock price. Such options are intended to increase officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating. In addition to the standard benefits offered to its officers, the Company provides company cars to all of its executive officers.

             The Compensation Committee has determined generally to retain base salary, stock options, benefits and performance bonuses as components in the Company's overall executive compensation. In setting the compensation levels for executive officers, the Compensation Committee expects to be guided by the following considerations:

  •
  compensation levels should be competitive with compensation generally being paid to executives in other nutritional supplement companies;

  •
  a significant portion of each officer's compensation may be awarded in the form of stock options to closely link stockholder and executive interests and to encourage stock ownership by executive officers;

  •
  each individual officer's compensation should, to the extent possible, reflect the performance of the Company as a whole, the performance of the officer's business unit, and the performance of the individual executive; and

  •
  executive compensation should reflect the Company's unique, entrepreneurial and cost-conscious orientation.

Summary

             The Compensation Committee is committed to attracting, motivating and retaining individuals who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the officers' performance and permit the Company to attract, motivate and retain executives who will lead the Company and increase stockholder value.

             The Compensation Committee annually establishes the base salary and incentive compensation that will be paid to the Company's Chief Executive Officer. The Compensation Committee recommends to the Board for the Board's approval the compensation for each of the Company's officers other than the Chief Executive Officer. In setting or recommending compensation, the Compensation Committee generally takes into account a number of factors, including the Company's results of operations and other Company performance measures, competitive compensation data, comparisons of salaries, incentive compensation terms and responsibilities among the Company's executive officers, the desired proportion of incentive compensation in the officer's total compensation and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance. The Compensation Committee does not generally assign greater weight to any one or more such factors than to others.

             Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has determined that the performance bonuses, which are based upon the performance of the Company or its relevant division or operating unit, and stock options granted by the Compensation Committee under the Company's stock option plans with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant, shall be treated as "performance-based compensation."

Chief Executive Officer Compensation

             Scott Rudolph was the Company's Chief Executive Officer during the 2003 Fiscal Year. Mr. Rudolph's compensation for the 2003 Fiscal Year was comprised of base salary and bonus. In determining Mr. Rudolph's compensation, the Compensation Committee considered (i) the compensation of Chief Executive Officers in other publicly held and similarly sized companies, including companies operating in the Company's industry, (ii) the Company's revenue growth and performance against its business plan, and (iii) Mr. Rudolph's individual performance. In particular, the Compensation Committee considered Mr. Rudolph's significant contributions to the operations of the Company, including, among others, Mr. Rudolph's identifying and facilitating corporate acquisitions as well as integrating the acquisitions into the Company.

                      COMPENSATION COMMITTEE

                      Nathan Rosenblatt, Chairman
                      Murray Daly
                      Alfred Sacks

             The foregoing report of the Compensation Committee is not "soliciting material" and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

             At September 30, 2003, the Company's Compensation Committee consisted of Messrs. Nathan Rosenblatt, Murray Daly and Alfred Sacks. Messrs. Rosenblatt and Daly were appointed to the committee during the 2003 Fiscal Year to replace Messrs. Arthur Rudolph and Glenn Cohen, who had served on the committee up to that point. See "Compensation of Directors" and "Independence of Board Members" above, as well as "Certain Relationships and Related Transactions", below, for descriptions of payments to Messrs. Rudolph and Cohen during the 2003 Fiscal Year.

REPORT OF THE AUDIT COMMITTEE

             The following is the report of the Audit Committee with respect to the Company's audited financial statements for the 2003 Fiscal Year.

             The Audit Committee has reviewed and discussed the Company's audited financial statements for the 2003 Fiscal Year with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants for the 2003 Fiscal Year, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, as modified or supplemented, which relates to the accountant's independence from the Company and its related entities, and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

             The Audit Committee acts pursuant to the Audit Committee Charter. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the New York Stock Exchange, where the Company's Common Stock is listed.

             The accounting firm of PricewaterhouseCoopers LLP served as the Company's independent auditor for the 2003 Fiscal Year. As stated in Proposal Two, the Board has appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 2004. For more information about the Company's change in independent auditors, see "Proposal 2. Ratification of Appointment of Independent Auditors", below.

Audit Fees

             Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as of or for the years ended September 30, 2003 and 2002 were:

Type of Fee	Fiscal 2003	Fiscal 2002
Audit Fees	$766,000	$472,000
Audit Related Fees	2,022,000	—
Tax Fees	672,000	511,000
All Other Fees	—	893,000

Total	$3,460,000	$1,876,000

             The Audit fees for the years ended September 30, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and statutory audits.

             The Audit Related fees as of the year ended September 30, 2003 were for services related to due diligence and audits in connection with acquisitions, internal control reviews, and an employee benefit plan audit.

             Tax fees as of the years ended September 30, 2003 and 2002, respectively, were for services related to tax compliance, international tax planning and strategies, and state and local tax advice.

             All Other fees as of the year ended September 30, 2002 were for services rendered for assistance in connection with the implementation of an information systems module.

             The Company's Audit Committee reviewed and approved each audit and non-audit service on a case-by-case basis before such service was undertaken. The Audit Committee is in the process of establishing pre-approval policies for non-audit services. The Company is adopting certain components of the proxy fee disclosure requirements prior to the time such components become mandatory. These components would otherwise become mandatory in the Company's Form 10-K for the 2004 fiscal year.

             Based on the review and discussion referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the 2003 Fiscal Year.

                      AUDIT COMMITTEE

                      Michael L. Ashner, Chairman
                      Nathan Rosenblatt
                      Peter J. White

STOCK PRICE PERFORMANCE GRAPH

             The following graph illustrates, for the period from September 30, 1998 (Base Year) through September 30, 2003, the cumulative total stockholder return of $100 invested in (1) the Company's Common Stock, (2) Nasdaq Stock Market (U.S.) and (3) Nasdaq Health Services. The comparisons reflected in the graph are not intended to forecast the future performance of the Company's common stock and may not be indicative of such future performance. The Company's Common Stock was listed for trading on the New York Stock Exchange on September 19, 2003. Prior to that date, the Company's Common Stock was listed on the Nasdaq Stock Market.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG NBTY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ HEALTH SERVICES INDEX

*
$100 invested on 9/30/98 in stock or index—including reinvestment of dividends. Fiscal year ending September 30.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

             Section 16(a) of the Exchange Act requires NBTY's directors, executive officers, and persons who own more than ten percent of NBTY's Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and greater than ten percent stockholders are required by the SEC regulations to furnish NBTY with copies of all Forms 3, 4 and 5 they file with the SEC.

             Based solely on NBTY's review of the copies of the SEC filings it has received, or written representations from certain reporting person that no Form 5's were required for these persons, NBTY believes that, except as indicated below, all its directors, executive officers and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to the 2003 Fiscal Year.

             Mr. James P. Flaherty was late in filing Forms 4 on five occasions, relating to an aggregate of 14 transactions in Company securities. Messrs. Alfred Sacks, Bernard G. Owen and Murray Daly each filed late one Form 4, in each case relating to one transaction in Company securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

             The Company has had, and in the future may continue to have, business transactions with individuals and firms affiliated with certain of the Company's directors. Each such transaction has been in the ordinary course of the Company's business.

             During the 2003 Fiscal Year, the following transactions occurred:

    A.
    Gail Radvin, Inc., a corporation wholly-owned by Gail Radvin, received commissions from the Company totaling approximately $643,000 on account of sales in certain foreign countries and had trade receivable balances of approximately $3,598,000 as of September 30, 2003. Gail Radvin is the sister of Arthur Rudolph (a director of the Company) and the aunt of Scott Rudolph (Chairman and Chief Executive Officer of the Company).

    B.
    The Company paid approximately $453,000 to Rudolph Management Associates, Inc., pursuant to the Consulting Agreement between the Company and Rudolph Management Associates, Inc. Mr. Arthur Rudolph, a director of the Company, is the President of Rudolph Management Associates, Inc.

    C.
    Glenn-Scott Landscaping & Design, a company owned by the brother of Glenn Cohen, a director of the Company, performed landscaping and maintenance on the Company's properties and received approximately $83,000 in compensation during the 2003 Fiscal Year. In addition, during the 2003 Fiscal Year, the Company paid approximately $17,000 to Save-On Sprinkler Co., a company owned by Mr. Cohen.

    D.
    Certain members of the immediate families (as defined in Rule 404 of Regulation S-K) of Arthur Rudolph, Scott Rudolph and Michael Slade (each a director of the Company) are employed by the Company. During the 2003 Fiscal Year, these immediate family members received aggregate compensation from the Company totaling approximately $1,068,000 for services rendered by them as associates of the Company.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

             The Audit Committee has determined to change the Company's independent auditors. As a result, the Audit Committee replaced PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditors effective March 19, 2004. The Audit Committee has selected Deloitte & Touche LLP to review the Company's results for the quarter ending March 31, 2004 and to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 30, 2004.

             During the two most recent fiscal years and the subsequent interim period, the reports on the Company's financial statements issued by PwC did not contain an adverse opinion or disclaimer of opinion, nor were these reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. During that time, none of the events listed in Item 304(a)(1)(v) of Regulation S-K occurred, and the Company did not consult with Deloitte & Touche LLP regarding either of the matters referred to in Item 304(a)(2) of Regulation S-K.

             A representative of Deloitte & Touche LLP will be present at the Meeting and will be available to respond to appropriate questions from stockholders. In addition, a representative of PwC, the Company's independent auditors for the 2003 Fiscal Year, will be present at the Meeting and will also be available to respond to appropriate questions from Stockholders.

             Additional information regarding fees paid to PwC can be found in the "Report of the Audit Committee" beginning on page 19.

Vote Required for Ratification of Appointment of Independent Auditors

             Stockholder approval is not required for the appointment of Deloitte & Touche LLP, as the Audit Committee of the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for ratification at the Meeting. No determination has been made as to what action the Audit Committee of the Board of Directors would take if stockholders do not ratify the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

EXPENSES OF SOLICITATION

             All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instruments may be solicited by Directors, officers and associates of the Company in person or by Internet, telephone, telegram or other means of communication. American Stock Transfer & Trust Company ("AST") is the Company's transfer agent, and as part of the Company's annual fee and services arrangement with AST, AST assists in the solicitation and distribution of proxies at no additional charge. AST will be reimbursed for its out-of-pocket expenses in connection with such services. The Company's Directors, officers and associates will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred by them in connection with such solicitation. Arrangements will also be made with brokers, custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such brokers, custodians, nominees and fiduciaries. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

             Pursuant to Rule 14a-8 under the Securities Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and proxy and for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the Company no later than December 28, 2004, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's Amended and Restated By-Laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an Annual Meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 70 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the Annual Meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of his or her intention to present a proposal at an Annual Meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

OTHER MATTERS

             The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

             A copy of the Company's Annual Report on Form 10-K for the 2003 Fiscal Year, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to: NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, or may be accessed on the Company's web site at www.nbty.com under the link "SEC Filings".

BY ORDER OF THE BOARD OF DIRECTORS,

Scott Rudolph Chairman of the Board and Chief Executive Officer

Bohemia, New York
March 26, 2004

Appendix A

NBTY Audit Committee Charter

Membership

             The Audit Committee (the "Committee") of the Board of Directors (the "Board") of NBTY, Inc. (the "Company") shall consist of at least three directors who the Board determines are "independent" in accordance with New York Stock Exchange ("NYSE") listing standards and who meet the additional "independence" requirements of the NYSE for audit committee membership, as well as the requirements of any laws or regulations applicable to the Committee or its members. In addition, as determined by the Board in its business judgment, all members of the Committee shall be financially literate and at least one member shall have accounting or financial management expertise in accordance with the NYSE listing standards. The Board shall make a reasonable effort to appoint at least one member that is an "audit committee financial expert" in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC"). No member of the Committee shall serve on the audit committee of more than three (3) public companies at any given time. The members of the Committee shall be appointed on an annual basis and may be removed at any time by the Board. The Board shall appoint a Chair of the Committee.

Purpose, Authority and Responsibilities

             The Committee shall assist the Board in its oversight of (i) the qualifications, independence and performance of the Company's independent accountants and the performance of the Company's internal auditors and internal audit function, (ii) the integrity of the Company's financial statements and the Company's financial reporting processes and systems of internal control, and (iii) the Company's compliance with legal and regulatory requirements, and shall provide an avenue of communication among management, the independent accountants, the internal auditors and the Board. In addition, the Committee shall prepare the Committee report that SEC rules require be included in the Company's annual proxy statement.

             In the furtherance of these purposes, the Committee shall have the following authority and responsibilities:

Independent Accountants

1.
The Committee shall have the sole authority to appoint, retain and terminate the independent accountants of the Company (subject, if required, to stockholder ratification), including the sole authority to approve all audit engagement fees and terms and all permissible non-audit services to be provided by the independent accountants. The Committee shall pre-approve each such audit and non-audit service to be provided by the Company's independent accountants. The Committee may, from time to time, delegate its authority to pre-approve such services to a subcommittee consisting of one or more Committee members, provided that such subcommittee presents any such approvals to the full Committee at the next Committee meeting;

2.
The Committee shall review and discuss with the independent accountants the independent accountants' audit procedures, including the audit plan and its scope with respect to the Company's financial statements;

3.
The Committee shall evaluate the independent accountants' qualifications, performance and independence, and shall present its conclusions and recommendations with respect to the independent accountants to the Board on at least an annual basis. As part of such evaluation, at least annually, the Committee shall:

•
obtain and review a report or reports from the Company's independent accountants describing:

•
the independent accountants' internal quality-control procedures;

•
any material issues raised by (i) the most recent internal quality-control review or peer review of the auditing firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues; and

•
all relationships between the independent accountants and the Company;

•
review and evaluate the lead partner and senior members of the independent accountants;

•
assure the regular rotation of the audit partners as required by law as well as consider whether the independent accountants should be rotated, so as to assure continuing auditor independence; and

•
obtain the opinion of management and the internal auditors of the independent accountants' performance.

4.
The Committee shall not hire current or former employees of the independent accountants that have worked on Company matters during the previous year;

Internal Auditors

5.
The Committee shall, at least annually, evaluate the performance of the Company's internal audit function and review and discuss with the internal auditors the internal audit plan, activities, responsibilities and staffing of the internal audit organization;

Financial Statements; Disclosure and Other Risk Management and Compliance Matters

6.
The Committee shall review and discuss with the independent accountants and with management the results of the annual audit of the Company's financial statements prior to the filing or distribution thereof, including (i) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (ii) any appropriate matters regarding accounting principles, practices and judgments and the independent accountants' opinion as to the quality thereof and any items required to be communicated to the Committee by the independent accountants in accordance with standards established and amended from time to time by the American Institute of Certified Public Accountants ("AICPA");

7.
The Committee shall review and discuss with management and the independent accountants the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any items required to be communicated to the Committee by the independent accountants in accordance with existing AICPA guidance;

8.
The Committee shall review and discuss with management, the independent accountants and the internal auditors the quality and adequacy of the Company's financial reporting processes, internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such processes, controls and procedures, material weaknesses in such processes, controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such processes, controls and procedures;

9.
The Committee shall review and discuss with the independent accountants any audit problems or difficulties and management's response thereto, including those matters required to be discussed with the Committee by the independent accountants pursuant to Statement on Auditing Standards as prescribed by the AICPA;

10.
The Committee shall review with management, the internal auditors and, in separate meetings, the independent accountants:

•
any analyses or other written communications prepared by management, the internal auditors and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•
the critical accounting policies and practices of the Company;

•
related-party transactions and off-balance sheet transactions and structures;

•
any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

•
regulatory and accounting initiatives or actions applicable to the Company (including any SEC investigations or proceedings).

11.
The Committee shall recommend to the Board whether the Company's financial statements should be accepted for inclusion in the Company's annual report on Form 10-K;

12.
The Committee shall discuss, in conjunction with management, the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies;

13.
The Committee shall review the Company's policies and practices with respect to risk assessment and risk management, including discussing with management the Company's major financial risk exposures and the steps that have been taken to monitor and control such exposures;

14.
The Committee shall establish procedures for:

•
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

and shall review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures;

Committee Reports

15.
The Committee shall prepare a report of the Committee to stockholders to be included in the Company's annual proxy statement as required by the SEC, and file reports that may be required with respect to the Committee;

Reporting to the Board; Evaluation of Performance; Other Activities

16.
The Committee shall report to the Board on a regular basis, and this report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent accountants and the performance of the internal audit function;

17.
The Committee shall, at least annually, (i) evaluate its own performance and report to the Board on such evaluation and (ii) review and assess the adequacy of this Charter and recommend to the Board any amendments to this Charter, which amendments shall be subject to Board approval; and

18.
The responsibilities and duties enumerated in this Charter shall be the common recurring activities of the Committee in carrying out its purposes. The Committee may assume additional duties or responsibilities, carry out additional functions or adopt additional policies and procedures as may be appropriate to carry out its purposes or in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time. In carrying out these responsibilities and duties, the Committee shall comply with all applicable requirements of the NYSE, the SEC, regulation or law in such manner and under such guidelines as the Committee shall determine from time to time to be most appropriate.

Procedures

             The Committee shall meet at least four times annually or more frequently as it deems appropriate to carry out its duties. A majority of the members of the Committee shall constitute a quorum. The affirmative approval of majority of a quorum shall be sufficient to approve a decision of the Committee. The Chair of the Committee, in consultation with the other Committee members, shall set meeting agendas and report regularly to the Board the results of its meetings.

             The Committee shall periodically meet separately in executive session with the independent accountants, the internal audit staff, and management and as a Committee to discuss any matters that the Committee or persons with whom they meet believe should be discussed.

             The Committee may delegate its authority to subcommittees or to the Chair of the Committee when it deems appropriate.

             In fulfilling its responsibilities, the Committee is empowered to investigate any matter relating to its purpose, duties or responsibilities that it deems appropriate and shall have full access to all books, records, facilities and personnel of the Company and may retain special legal, accounting or other advisors, as the Committee may deem appropriate in its sole discretion. The Committee shall have full authority (without the need for any other Board approval) to retain outside legal, accounting or other advisors in carrying out its duties and responsibilities. As part of this authority, the Committee shall be authorized to approve the fees payable to such advisors and firms and any other terms of retention, and the Company shall provide the funding determined appropriate by the Committee for any such advisors and firms. Such advisors shall have such access to the books records, facilities and personnel of the Company as the Committee shall consider appropriate.

NBTY, INC.

90 Orville Drive
Bohemia, New York 11716

Annual Meeting of Stockholders to be held on
April 26, 2004 at 10:00 A.M., Local Time

              The undersigned hereby appoints Harvey Kamil and Michael C. Slade as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse side, all shares of Common Stock of NBTY, INC. (the "Company") held of record by the undersigned on March 22, 2004, at the Annual Meeting of Stockholders to be held at 2100 Smithtown Avenue, Ronkonkoma, New York 11779, on April 26, 2004 at 10:00 AM, local time, for the purpose of considering and taking action on the proposals set forth on the reverse side:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

NBTY, INC.

April 26, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NBTY, INC.
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF DIRECTORS AND A VOTE FOR PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐	Arthur Rudolph
		☐	Glenn Cohen
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐	Michael L. Ashner Michael C. Slade
☐	FOR ALL EXCEPT (See instructions below)

              INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:    ☒

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.	☐	☐	☐
"NOTE"
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

NBTY, INC.

April 26, 2004

PROXY VOTING INSTRUCTIONS

MAIL  -  Date, sign and mail your proxy card in the envelope provided as soon as possible.
                                            - OR -
TELEPHONE  -  Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
                                            - OR -
INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.	COMPANY NUMBER ACCOUNT NUMBER

\/ Please detach along perforated line and mail in the envelope provided. \/

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NBTY, INC.
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF DIRECTORS AND A VOTE FOR PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐	Arthur Rudolph
		☐	Glenn Cohen
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐	Michael L. Ashner Michael C. Slade
☐	FOR ALL EXCEPT (See instructions below)

              INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:    ☒

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.	☐	☐	☐
"NOTE"
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
SUMMARY OF PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS
NBTY, INC. 90 Orville Drive, Bohemia, New York 11716 PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS INFORMATION CONCERNING THE SOLICITATION
PROPOSAL 1.
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Aggregated Option Exercises in the 2003 Fiscal Year and Fiscal Year-End Option Values
REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
STOCK PRICE PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG NBTY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ HEALTH SERVICES INDEX
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
EXPENSES OF SOLICITATION
PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS
OTHER MATTERS
NBTY Audit Committee Charter